Selling expenses - Schedule of selling expenses (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Disclosure of selling expenses [Abstract]
Transport	$ 28,686	$ 19,554	$ 10,395
Taxes, rates and contributions	16,522	13,921	6,014
Tax on bank account transactions	9,595	6,061	3,033
Fees and compensation for services	5,137	2,806	4,603
(Reversal of) allowances for expected credit losses	(36)	406	(22)
Total selling expenses	$ 59,904	$ 42,748	$ 24,023